UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2012 (June 7, 2012)

Niska Gas Storage Partners LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-34733 (Commission File Number)	27-1855740 (IRS Employer Identification No.)

1001 Fannin Street, Suite 2500
Houston, Texas 77002
(Address of principal executive office) (Zip Code)

(281) 404-1890
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2012, the Board of Directors (the “Board”) of Niska Gas Storage Partners, LLC (the “Company”) approved certain modifications to the framework of two compensatory plans.  The Board reviewed both the short term incentive bonus plan (the “STIP”) and the principal long term incentive plan (the Phantom Unit Performance Plan, or the “PUPP”) that the Company maintains for its employees and certain service providers (including directors of the Board or officers of the Company), and approved certain amendments to those plans that will be effective for the 2013 fiscal year (which began on April 1, 2012).  Each of our named executive officers is eligible to participate in both the STIP and the PUPP for the 2013 fiscal year.

STIP

The framework of the STIP was first approved by the Board on March 24, 2011.  The STIP provides annual bonuses based upon the achievement, if any, of Company performance targets, as well as individual performance targets for certain employees, as determined by the Company at the beginning of each applicable fiscal year.  While the ultimate amount of any cash bonus paid to our employees under the STIP is determined at the discretion of our Board, the bonuses are originally structured around target amounts for each employee, as well as individual and company goals.  Further details regarding the framework of the STIP may be found in the “Compensation Discussion and Analysis” section of the Company’s Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”) on June 11, 2012.  On June 7, 2012, the Board approved the performance goals that will be applicable to the STIP for the 2013 fiscal year and waived the minimum quarterly distribution requirement that was applicable to the 2012 fiscal year STIP awards.

The Company performance metrics for the 2013 fiscal year will be a combination of financial (weighted at eighty-five percent (85%)) and non-financial measures (weighted at fifteen percent (15%)).

Financial Measure.  The financial performance metric will be an earnings before taxes, depreciation and amortization target, or “Adjusted EBITDA Target,” and in order for there to be a payout under the STIP for the 2013 fiscal year, the Company must meet a minimum financial threshold of eighty-seven percent (87%) of the Adjusted EBITDA Target set for the year (the “Threshold”). If the Company achieves this Threshold, the financial metric will comprise eighty-five percent (85%) of the Company performance component for the 2013 STIP.  However, the Board may make adjustments to the Adjusted EBITDA Target throughout the year as determined appropriate upon the advice of the management team.  If the Company achieves the Threshold for the year, the payout of the Adjusted EBITDA Target component of the STIP will equal fifty percent (50%); if the Company achieves one hundred percent (100%) of its Adjusted EBITDA Target for the year, the payout of the financial measure component will equal one hundred percent (100%); and if the Company achieves one hundred thirteen percent (113%) of its Adjusted EBITDA Target for the year, the payout of the financial measure component of the STIP will equal two hundred percent (200%).  The achievement of the Company performance goals between these levels will be determined using straight line interpolation.

Non-Financial Measure.  If the Company achieves Threshold, the remaining fifteen percent (15%) of the Company STIP component will be based upon a non-financial metric.  The non-financial operational measures will be based upon the Company’s total recordable incident rate, or “TRIR.”  Like the financial metrics, the non-financial metric will also have a threshold, target and maximum achievement level.  If the Company achieves the threshold TRIR target for the year, the payout of the Company component of the non-financial measure will equal fifty percent (50%); if the Company achieves one hundred percent (100%) of its TRIR target for the year, the payout of the non-financial measure component will equal one hundred percent (100%); and if the Company achieves the maximum of its TRIR target for the year, the payout of the non-financial measure component of the STIP will equal two hundred percent (200%).  The achievement of TRIR between these levels will be determined using straight line interpolation.

The Board has broad discretion to vary or modify any particular performance goals, which may vary between performance goals and participants.

PUPP

The Company adopted the PUPP on March 24, 2011, and the PUPP plan document is filed as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on March 30, 2011.  The PUPP is a cash-based long term phantom unit plan for our employees and certain directors. A phantom unit is a notional unit granted under the PUPP that represents the right to receive a cash payment equal to the fair market value of a unit of the Company’s common units (a “Unit”), following the satisfaction of certain time periods and/or certain performance criteria.  On June 7, 2012, the Board approved an amendment to the PUPP to waive the minimum quarterly distribution requirement for PUPP awards.  The Board also determined that fifty percent (50%) of the 2013 fiscal year PUPP awards will be based solely on time-based vesting conditions, while the remaining fifty percent (50%) of the 2013 fiscal year PUPP awards will be based upon performance-based vesting conditions.  The 2013 time-based PUPP awards will vest over a three-year period beginning on the date of grant of the awards.  Performance-based PUPP awards will typically be measured over a full three-year time period, except during the three-year ramp-in period following the adoption of the PUPP (2014 being the last year of this period), where performance will be measured for one-third (1/3) of the original performance-based PUPP award at the end of each of the first, second and third years of the award.  The Board has broad discretion to vary or modify any particular performance goals applicable to the PUPP awards, which may vary between performance goals and participants.

The 2013 performance-based PUPP awards will be based upon the Company’s total unit return (“TUR”) relative to a group of direct competitors measured over each year in the three-year vesting period. Following the end of each annual performance period, the Company and each of the members of the chosen peer group will be ranked in accordance with their respective TUR amounts.  If the Company ranks below the thirty-third percentile (33%), that portion of the 2013 performance-based PUPP awards will not vest.  If the Company ranks at the thirty-third percentile (33%) or above, a certain percentage of the applicable portion of the original PUPP grant will vest in accordance with the following chart:

Three Year TUR Ranking	Performance Level	Target Payout Percentage
75th Percentile	Maximum	200%
50th Percentile	Target	100%
33rd Percentile	Threshold	50%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NISKA GAS STORAGE PARTNERS LLC

Dated: June 13, 2011	By:	/s/ Jason A. Dubchak
		Name:	Jason A. Dubchak
		Title:	Vice President, General Counsel &
Corporate Secretary